UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 2, 2015


                              Unified Signal, Inc.
               (Exact name of registrant as specified in charter)

          Nevada                         000-31757               90-0781437
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                  5400 Carillon Point, Building 5000, 4th Floor
                            Kirkland Washington 98033
                    (Address of principal executive offices)

                                 (800) 884-4131
              (Registrant's telephone number, including area code)

                                 DataJack, Inc.
                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 - OTHER EVENTS

On March 2, 2015, Unified Signal, Inc. issued a press release entitled "Unified Signal, Inc. 2014 Letter to Shareholders", a copy of which is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                        Description
-----------                        -----------

  99.1               Press release issued on March 2, 2015.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNIFIED SIGNAL, INC.


Date: March 4, 2015                 By: /s/ Paris W. Holt
                                        ----------------------------------------
                                        Paris W. Holt
                                        Chief Executive Officer

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